UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20579

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – April 25, 2014

LITTELFUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

The information in this Form 8-K is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On April 29, 2014, Littelfuse, Inc. (the “Company”) issued a press release announcing the results of its operations for the quarter ended March 29, 2014. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference to this Item 2.02 as if fully set forth herein.

The press release attached to this Form 8-K includes forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Company. These forward-looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward-looking statements will not be achieved. The Company cautions you not to place undue reliance on these forward-looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements.

A copy of the press release is also posted on the Company’s website.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On April 25, 2014, the Company held its 2014 Annual Meeting of Stockholders. A quorum was present at the meeting as required by the Company’s Bylaws. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1: Election of Directors

The following seven individuals were elected to the Board of Directors of the Company to serve as directors until the 2015 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:

	Votes Cast	Votes	Broker
Nominees	For	Withheld	Non-Votes
Tzau-Jin (T. J.) Chung	20,589,401	47,871	605,559
Cary T. Fu	16,891,983	3,745,289	605,559
Anthony Grillo	16,288,638	4,348,634	605,559
Gordon Hunter	19,562,235	1,075,037	605,559
John E. Major	13,986,779	6,650,493	605,559
William P. Noglows	20,465,624	171,648	605,559
Ronald L. Schubel	20,014,726	622,546	605,559

Proposal 2: Approval and Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Auditors

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 27, 2014 was approved and ratified.

For	Against	Abstain
21,201,241	39,479	2,111

Proposal 3: Approval of Littelfuse, Inc. Annual Incentive Plan

The stockholders approved the Littelfuse, Inc. Annual Incentive Plan.

For	Against	Abstain	Broker Non-Votes
19,746,326	881,863	9,083	605,559

Proposal 4: Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
19,902,290	566,766	168,216	605,559

ITEM 9.01	Financial Statements and Exhibits

d) Exhibits.

The following exhibit is furnished with this Form 8-K:

99.1	Press Release, dated April 29, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LITTELFUSE, INC.

Date: April 29, 2014	By: /s/ Philip G. Franklin
Philip G. Franklin Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release, dated April 29, 2014